Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Steinberg, Chief Financial Officer of Nathan’s Famous, Inc., certify that:

The annual report on Form 10-K of Nathan’s Famous, Inc. for the fiscal year ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nathan’s Famous, Inc.

/s/ ROBERT STEINBERG
Name: Robert Steinberg
Vice President - Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)
Date: June 12, 2024

A signed original of this written statement required by Section 906 has been provided to Nathan’s Famous, Inc. and will be retained by Nathan’s Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.